                                                                   Exhibit 10.12



                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


      This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") is entered into as of August 24, 2001 among GENEVA STEEL LLC, a Delaware limited liability company ("Borrower"), each Lender signatory hereto (each, together with its successors and permitted assigns, a "Lender"), and CITICORP USA, INC., acting as agent for itself and the other Lenders (in such capacity, "Agent"). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

                              W I T N E S S E T H:
                               - - - - - - - - - -

      WHEREAS, the Borrower, the Agent, the Issuer and the Lenders are party to a Credit Agreement dated as of January 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

      WHEREAS, the Borrower desires to enter into a Product Sales Agreement with Feorrostaal Incorporated;

      WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as herein set forth to permit the Borrower to enter into such Product Sales Agreement with Ferrostaal Incorporated;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



                                   ARTICLE I

                       AMENDMENTS TO THE CREDIT AGREEMENT


            SECTION 1.01. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Article II hereof, the Credit Agreement is hereby amended as follows:

            (a) New Definitions. The following definitions are hereby inserted in Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

                  "Availability Figure" means the amount set forth below for the applicable time period:

            AMOUNT               TIME PERIOD
            ------               -----------
            $32,500,000          August 19, 2001 through and including September 15, 2001

            $35,000,000          September 16, 2001 and thereafter


                  "Net Outstandings" means the sum of the Revolving Credit
            Outstandings minus Letter of Credit Obligations that are cash collateralized in full

                  "Ferrostaal Agreement" means that certain Product Sales
            Agreement, dated as of August 2, 2001, between the Borrower and Ferrostaal, as amended from time to time on terms acceptable to the Agent.

                  "Ferrostaal" means Ferrostaal Incorporated, a Delaware
            corporation, and any successor thereto or assignee thereof acceptable to the Agent.

                  "O/S Amount" means the amount set forth below for the
            applicable time period:


            AMOUNT                  FOR THE WEEK ENDING
            ------                  -------------------
            $26,900,000             August 25, 2001
            $24,300,000             September 1, 2001
            $19,800,000             September 8, 2001
            $13,600,000             September 15, 2001
            zero ($0)               thereafter


            (b) Amendment to Section 1.1. The definition of "Covenant Liquidity Event Period" is hereby amended and restated in its entirety as follows:

            "Covenant Liquidity Event Period" means, for any period when Net Outstandings are greater than zero and the Available Credit is less than $35,000,000, the period (a) during which Net Outstandings are greater than the O/S Amount for such period or (b)(i) beginning on the first date on which the Available Credit is less than the applicable Availability Figure for one Business Day, and (ii) ending on the first date on which the Available Credit is greater than the applicable Availability Figure for one Business Day.

            (c) Amendment to Section 5.1. Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:


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
                  SECTION 5.1 MAINTENANCE OF CONSOLIDATED
            CASH FLOW. So long as Net Outstandings are greater than the O/S Amount, the Borrower will maintain for each period commencing on the Effective Date and ending on the last day of each Fiscal Quarter cumulative Consolidated Cash Flow of not less than $(80,000,000).

            (d) Amendment to Section 5.5. Section 5.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  SECTION 5.5 MAINTENANCE OF TANGIBLE NET
            WORTH. So long as Net Outstandings are greater than the O/S Amount, the Borrower will maintain a Tangible Net Worth greater than or equal to
            (a) the Borrower's Tangible Net Worth as of the
            Effective Date less (b) $60,000,000.

            (e) Amendment to Section 8.4. Section 8.4 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (f) thereof,
(b) deleting the "." at the end of clause (g) and replacing it with "; and" and
(c) adding a new clause (h) to read as follows: "(h) any sale of inventory pursuant to the Ferrostaal Agreement."

            (f) Amendment to Schedule I . The Revolving Credit Commitments set forth on Schedule I of the Credit Agreement are hereby amended and restated in their entirety as follows:

       LENDER                                          AMOUNT OF
                                                       COMMITMENT
       Citicorp USA, Inc.                             $21,000,000

       Heller Financial, Inc.                         $15,000,000

       Foothill Capital Corporation                   $18,000,000

       IBJ Whitehall Business Credit  Corporation     $ 6,000,000

       GMAC Business Credit, LLC                      $15,000,000
                                                      -----------

       TOTAL                                          $75,000,000


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
                                   ARTICLE II

                        CONDITIONS PRECEDENT TO AMENDMENT

      The amendments to the Credit Agreement set forth in Article I hereof shall become effective on the date (the "Effective Date") that each of the following conditions precedent are or shall be contemporaneously satisfied:

            SECTION 2.01. The Agent shall have received counterparts of this Amendment duly executed by the Agent, the Requisite Lenders and the Borrower.

            SECTION 2.02. The Agent shall have received, dated the date of receipt thereof by the Agent, in form and substance satisfactory to the Agent, a certificate signed by a duly authorized officer of the Borrower stating that:

            (a) The representations and warranties contained in Article III hereof are correct on and as of the date of such certificate as though made on and as of such date, and

            (b) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

            SECTION 2.03. The Agent shall have received from the Borrower a certified copy of the Ferrostaal Agreement.

            SECTION 2.04. The Agent shall have received Amendment No. 2 to Term Loan Agreement in the form attached as Exhibit A hereto executed by the Borrower and the Requisite Lenders ("Amendment No. 2 to Term Loan Agreement"), and the conditions to effectiveness thereunder shall have been satisfied or waived.

            SECTION 2.05. The Agent shall have received such other documents from the Borrower as the Agent shall request in writing.



                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

      The Borrower represents and warrants to the Agent and the Lenders that:

            SECTION 3.01. AUTHORIZATION. The execution, delivery and performance by the Borrower of this Amendment have been authorized by all necessary limited liability company action and the Credit Agreement as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

            SECTION 3.02. NO CONFLICT. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall


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contravene, result in a breach of, or violate (a) any provision of the
Borrower's certificate of formation or agreement of limited liability company,
(b) any law or regulation, or any order or decree of any court or government agency or instrumentality, or (c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound.

            SECTION 3.03. REPRESENTATIONS AND WARRANTIES IN THE CREDIT AGREEMENT. The representations and warranties set forth in Article IV of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

            SECTION 3.04. NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement.



                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            SECTION 4.01. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT NO WAIVER; CONSENT UNDER SECTION 8.12

            (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed;

            (b) The Requisite Lenders hereby consent, pursuant to Section 8.12 of the Credit Agreement, to the amendment to the Term Loan Agreement pursuant to Amendment No. 2 to Term Loan Agreement in the form attached hereto.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

            SECTION 4.02. COSTS AND EXPENSES. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse the Agent and the Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

            SECTION 4.03. RELEASE. In further consideration of the Lenders' execution of this Amendment, the Borrower hereby releases each of the Agent, each Lender and the Issuer and their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every kind or nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that


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the Borrower may have against the Releasees which arise from or in any way relate to the Obligations, any Collateral, any Loan Document, any documents, agreements, dealings or other matters in connection with or relating to any of the Loan Documents, and any third parties liable in whole or in part for the Obligations, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof (including, without limitation, any actions or inactions which Releasees may have taken or omitted to take prior to the date hereof).

            SECTION 4.04. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 4.05. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

            SECTION 4.06. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterparts when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

BORROWER:

GENEVA STEEL LLC


By:     /s/ Steve Bunker
        ----------------------------------------
Name:   Steve Bunker
        ----------------------------------------
Title:  Vice President of Finance and Treasurer
        ----------------------------------------


AGENT AND LENDER:

CITICORP USA, INC.,
as Agent and a Lender


By:     /s/ David Jaffe
        ----------------------------------------
Name:   David Jaffe
        ----------------------------------------
Title:  Vice President
        ----------------------------------------


LENDERS:

FOOTHILL CAPITAL CORPORATION
as a Lender


By:     /s/ Michael P. Baronowski
        ----------------------------------------
Name:   Michael P. Baronowsky
        ----------------------------------------
Title:  Vice President
        ----------------------------------------


IBJ WHITEHALL BUSINESS CREDIT CORPORATION as a Lender


By:     /s/ Carl Giordano
        ----------------------------------------
Name:   Carl Giordano
        ----------------------------------------
Title:  Assistant Vice President
        ----------------------------------------


HELLER FINANCIAL, INC., as a Lender


By:     /s/ Alfred J. Scoyni
        ----------------------------------------
Name:   Alfred J. Scoyoni
        ----------------------------------------
Title:  Vice President
        ----------------------------------------


GMAC BUSINESS CREDIT, LLC, as a Lender


By:     /s/ Thomas Maiale
        ----------------------------------------
Name:   Thomas Maiale
        ----------------------------------------
Title:  Vice President
        ----------------------------------------




                       [Signature Page to Amendment No. 3]